UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 9, 2007
PARLUX FRAGRANCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15491	22-2562955
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3725 SW 30th Avenue
Ft. Lauderdale, FL 33312
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (954) 316-9008
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Conditions.
On January 9, 2007, Parlux Fragrances, Inc. (NASDAQ: PARL) (“Parlux”) issued a press release setting forth its preliminary results for the three and six month periods ended September 30, 2006. A copy of Parlux’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and parts thereof are incorporated herein by reference.
As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On November 16, 2006, Parlux received a NASDAQ Staff Determination notice from the NASDAQ Stock Market Listing Qualifications Department that the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended September 30, 2006 violated NASDAQ Marketplace Rule 4310(c)(14). In response to our request for a hearing before the NASDAQ Listing Qualifications Panel to review the Staff Determination, NASDAQ has set a hearing date of February 1, 2007 to review the timing of the filing of the Company’s second quarter Form 10-Q. Shares of Parlux common stock will continue trading on the NASDAQ pending the Panel’s decision, which may take up to several weeks to be determined. There can be no assurance that the Panel will grant a request for continued listing if the September 30, 2006 Form 10-Q is not filed within a reasonable period of time.
Parlux issued a press release on January 9, 2007 announcing NASDAQ’s setting of a hearing date, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.
ITEM 8.01 Other Events
On January 9, 2007 Parlux announced a common stock buy-back program. The press release announcing the plan is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.
The company also announced that, as a result of allegations in the Amended Class Action Complaint filed on November 8, 2006, the Company’s Audit Committee engaged experienced Special Audit Committee Counsel who simultaneously engaged experienced independent forensic accountants to investigate the allegations. Glenn Gopman, the Chairman of the Audit Committee, is a former partner at that accounting firm. Mr. Gopman terminated his relationship with the accounting firm in November of 2002 and has had no financial or other relations with the accounting firm since that time. The other members of the Audit Committee were aware of Mr. Gopman’s relationship with the accounting firm at the time the firm was engaged.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 9, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLUX FRAGRANCES, INC.

	By:	/s/ Frank A. Buttacavoli

	Name:	Frank A. Buttacavoli
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: January 9, 2007

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